UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2013

TERRA NITROGEN COMPANY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400	60015
Deerfield, IL	(Zip Code)
(Address of principal
executive office)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Terra Nitrogen Company, L.P. (“TNH”) on a Form 8-K dated September 16, 2013, Stephen R. Wilson, Chairman, President and Chief Executive Officer (“CEO”) of Terra Nitrogen GP Inc. (“TNGP”), an indirect, wholly-owned subsidiary of CF Industries Holdings, Inc. and the sole general partner of TNH, will retire as president and CEO of TNGP effective January 1, 2014.  On December 18, 2013, in connection with his election as president and CEO of CF Industries Holdings, Inc., effective January 2, 2014, W. Anthony Will was elected president and CEO of TNGP, effective January 2, 2014.

Also on December 18, 2013, Mr. Wilson notified the board of directors of TNGP (the “Board”) of his intention to retire as Chairman and director of TNGP, effective January 1, 2014.  The Board subsequently elected Mr. Will as Chairman of the Board, effective January 2, 2014, and elected Richard A. Hoker as a director of TNGP, effective January 2, 2014, to fill the vacancy created by Mr. Wilson’s retirement.

Mr. Hoker, 49, has served as vice president and corporate controller of TNGP since April 2010 and previously served as a director of TNGP from September 2010 until August 2011. Mr. Hoker has also served as vice president and corporate controller of CF since November 2007. Before joining CF and TNGP, Mr. Hoker spent over 11 years with Sara Lee Corporation, where he served most recently as vice president and controller from January 2007 to November 2007 and principal accounting officer from July 2007 to November 2007.  Prior to being named controller, Mr. Hoker held other financial management positions of increasing responsibility at Sara Lee. Prior to joining Sara Lee, Mr. Hoker was a member of the financial advisory services consulting group at Coopers & Lybrand LLP in Chicago (now PricewaterhouseCoopers) and previously led teams in the firm’s audit practice. Mr. Hoker holds a B.S. degree in accounting from DePaul University and an M.B.A. degree in finance and accounting from the University of Chicago. He is also a certified public accountant.

On December 20, 2013, TNGP issued a press release regarding the matters described in this Item 5.02.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2013	TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General
Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated December 20, 2013